LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

Seeks to provide long-term growth

KEMPER
ASIAN GROWTH FUND

      "... We view volatility in the U.S. markets as 'noise' that only serves to obscure the positive story that is unfolding in Asia. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
LARGEST HOLDINGS

9
PORTFOLIO OF INVESTMENTS

14
FINANCIAL STATEMENTS

17
FINANCIAL HIGHLIGHTS

19
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER ASIAN GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   KEMPER ASIAN GROWTH         KEMPER ASIAN GROWTH       LIPPER PACIFIC EX JAPAN
KEMPER ASIAN GROWTH FUND CLASS A                      FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
--------------------------------                   -------------------         -------------------       -----------------------
-8.57                                                     -8.98                       -8.94                       -6.15

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.
*LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    5/31/00   11/30/99
 ..........................................................
    KEMPER ASIAN GROWTH FUND CLASS
    A                                 $7.36     $8.05
 ..........................................................
    KEMPER ASIAN GROWTH FUND CLASS
    B                                 $7.20     $7.91
 ..........................................................
    KEMPER ASIAN GROWTH FUND CLASS
    C                                 $7.13     $7.83
 ..........................................................

 KEMPER ASIAN GROWTH FUND RANKINGS
 AS OF 5/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER PACIFIC EX JAPAN FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #37 of 76 Funds       #39 of 76 funds       #40 of 76 funds
 ....................................................................................
    3-YEAR        #38 of 67 Funds       #43 of 67 funds       #45 of 67 funds
 ....................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Morningstar's International Equity Style Box(TM)
BOX] placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

TERMS TO KNOW

BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[SIEH PHOTO]

LEAD PORTFOLIO MANAGER TIEN-YU SIEH JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996. HE SERVES AS MANAGER OF KEMPER ASIAN GROWTH FUND, SCUDDER PACIFIC OPPORTUNITIES FUND AND SEVERAL PACIFIC BASIN INSTITUTIONAL ACCOUNTS. SIEH CAME ABOARD AS A RESEARCH ANALYST FOR THE GREATER CHINA REGION, INCLUDING HONG KONG, TAIWAN, SINGAPORE AND CHINA. PREVIOUSLY, SIEH WORKED AS A SENIOR OFFICER FOR THE SINGAPORE ECONOMICS DEVELOPMENT BOARD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THROUGHOUT THE SEMIANNUAL PERIOD, THE ASIAN MARKETS CLOSELY TRACKED THE PERFORMANCE OF U.S. EQUITIES. AFTER THE STRONG PERFORMANCE OF THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS THROUGHOUT THE LATTER PART OF 1999 AND THE BEGINNING MONTHS OF 2000, THE NASDAQ TUMBLED OVER THE FINAL TWO AND A HALF MONTHS OF THE PERIOD, AND ASIAN MARKETS CORRECTED AS WELL. DESPITE THE RECENT VOLATILITY, THE FUND'S MANAGEMENT TEAM MAINTAINS AN OPTIMISTIC OUTLOOK FOR ASIAN EQUITIES. LEAD PORTFOLIO MANAGER TIEN-YU SIEH REVIEWS THE RECENT MARKET ENVIRONMENT AND THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDING MAY 31, 2000.



Q     THE ASIAN MARKETS HAVE BEEN EXCEPTIONALLY VOLATILE OVER THE PAST SIX
MONTHS. WHAT HAS BEEN THE DRIVING FORCE BEHIND THIS BEHAVIOR?


A     The most important factor has been the tremendous volatility in the U.S.
stock market, particularly the Nasdaq. While the fluctuations of U.S. equities have influenced all of the global markets, the impact has been particularly acute in Asia, where technology and telecommunications stocks constitute a large portion of the indices in Taiwan, Korea and China. As stocks in these sectors rocketed to new highs in the United States, their Asian counterparts followed in tandem, posting large gains from December through February. The U.S. market correction ensued over the latter months of the period, and stocks in Asia dropped sharply as the Nasdaq plunged. While this proved to be a negative influence on fund performance during this time, we view volatility in the U.S. markets as 'noise' that only serves to obscure the positive story that is unfolding in Asia.



Q     ON THE SUBJECT OF 'NOISE,' THERE HAS RECENTLY BEEN A LOT OF MEDIA
ATTENTION TO MATTERS CONCERNING TAIWAN, CHINA AND KOREA. WILL YOU COMMENT ON THESE CONCERNS AND HOW THE INVESTMENT ENVIRONMENT IN THIS REGION IS AFFECTED?


A     In Taiwan, the recent defeat of the incumbent KMT party and election of
Chen Shui-bian as president refreshes the debate over Taiwan independence. However, President Chen has demonstrated considerable prudence, reflecting his desire for more than one term in office. The new government has cast a better-than-expected tone on the discussion on economic ties between China and Taiwan, however, which dampens political risk. Even so, market uncertainty in response to these recent developments has put negative pressure on the Taiwanese market.

  There has been considerable progress toward the acceptance of China into the World Trade Organization (WTO). China's market, has, in fact, responded positively to the developments here in the United States and Europe. The implications, I believe, include a gradual but significant increase in foreign direct investment in China from developed nations. A number of industries are already significantly deregulated, but WTO status should help reinforce and maintain a reform process that is already under way in such sectors as telecommunications and financial services. Also,

PERFORMANCE UPDATE

new distribution infrastructure should emerge over time, aiding not only trade with other nations but interprovince trade as well.

  As for Korea, investors remain concerned about the health of the banking system. Nevertheless, we are optimistic from a bottom-up, stock-specific perspective. Korea is particularly attractive in terms of both valuations and earnings growth potential. Even more important, the country is undergoing significant changes in its corporate culture. In the past, the large CHAEBOLS dominated the country's business environment -- absorbing capital, labor and natural resources. Today, due in part to the growth of the Internet, we see a decline in the traditional fear of failure among newcomers to the corporate world and a corresponding evolution of a more dynamic, entrepreneurial environment as the result. Over time, we believe that this type of positive fundamental change is more important than the day-to-day fluctuations of stock prices.



Q     HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?


A     For the six months ended May 31, 2000, Kemper Asian Growth Fund was down
8.57 percent (Class A shares unadjusted for any sales charge), proving more resilient than its unmanaged benchmark, the MSCI Asia All Country Asia Free Ex-Japan index, which lost 10.60 percent for the same period.

  Downside pressures on the fund came primarily from the Nasdaq correction. The fact is, many Asian companies dominate several subsectors in the technology and telecommunications industries. Because of that, Asian markets, compared with other regions around the globe, were influenced more heavily by Nasdaq behavior. Our overweighted positions in Taiwan and Korea detracted from performance as well, since both markets were impacted negatively by the country-specific factors previously discussed.

  Although technology and telecommunications slumped in the latter half of the period, over the long term the fund has been buoyed by its position in these sectors relative to its benchmark. Within the tech group, we focus on companies with strong business franchises and management teams that possess real-world experience. Our position is concentrated in technology enablers, wireless communications providers, companies that make the "nuts and bolts" of the communications infrastructure and contract manufacturers in Korea, Taiwan and Singapore. While Asia's tech sector remains volatile, we believe that it's worth taking on the additional risk to participate in what we believe is its substantial long-term upside.

  We are also overweighted in consumer stocks, which stand to benefit from the region's economic recovery and expanding levels of domestic consumption. Included in this group are retailers, cellular phone operators in the largest markets, and banks that cater to a high-end clientele. We intend to maintain an overweight position in companies with exposure to the domestic economy, as well as leading exporters of industrial products and services.

  Another key theme that distinguishes the portfolio is our investment in companies that have seized the initiative to improve their competitive positions. We expect that as the region's recovery continues to gain momentum, there will be an increasing differentiation between companies with strong fundamentals and those whose stocks prices have merely been lifted by the improving economic backdrop. For that reason, we are confident that a bottom-up approach that focuses on fundamentals and on-the-ground research will be well suited to the stock picker's market that we see emerging over the remainder of the year.



Q     HOW HAVE YOU SOUGHT TO TAKE ADVANTAGE OF THE RECENT VOLATILITY IN THE
ASIAN MARKETS?


A     We have been buyers during the recent correction. We have added to our top holdings -- particularly Samsung Electronics, SK Telecom and China Telecom -- and we made a marginal increase in our holdings in the financial sector. We see downdrafts in the region's markets as a buying opportunity for the simple reason that improving fundamentals and positive earnings momentum of many top companies are not being fully reflected in their stock prices. In general, our valuations suggest Asian companies are much more reasonably priced than U.S. equities, but yet during corrections Asian stocks tend to fall just as far as their American counterparts. If the Standard and Poor's 500 stock index is valued at 30 times earnings, and Korea's market is valued at less than 10 times, why should a 2 percent drop in the United States translate into a 2 percent drop in Korea? It shouldn't necessarily, but it has in recent months because local sentiment -- especially among retail investors -- has been a more important driver of market performance than fundamentals. As bottom-up investors, we welcome this anomaly as an opportunity to add to positions in quality companies whose prices, in our estimation, are depressed by external factors.

PERFORMANCE UPDATE



Q     WHAT IS YOUR OUTLOOK FOR ASIAN EQUITIES?


A     Although volatility in the United States should continue to drive the near-term performance of Asia's markets, our long-term outlook for the region remains favorable. Growth continues to improve, exports are up, inflation is benign, and the rapid growth of the consumer culture is leading to a stronger, more diverse economy. On the individual company level, we are enthusiastic about increasingly efficient management practices and the growing acceptance of restructuring as a means to boost profits. These factors, in turn, should increase the flow of foreign assets into the region, which over time will help provide financing for companies that are investing for the future. As a result, we continue to believe that corporate earnings growth will exceed expectations over the balance of 2000. We therefore urge investors to maintain a long-term outlook even when the markets are falling. While we expect that the shifting U.S. interest-rate outlook will continue to roil the global markets in the near term, we believe that Asia will remain the source of attractive investment opportunities for many years to come.

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS
Representing 54 percent of the funds total investment portfolio on May 31, 2000.

                 HOLDINGS                                     COUNTRY         PERCENT
-------------------------------------------------------------------------------------
1.               SK TELECOM CO.                         Korea                   8.9%
-------------------------------------------------------------------------------------
2.               SAMSUNG ELECTRONICS                    Korea                   8.4%
-------------------------------------------------------------------------------------
3.               CHINA TELECOM                          Hong Kong               6.1%
-------------------------------------------------------------------------------------
4.               CHARTERED SEMICONDUCTOR                Singapore               4.4%
-------------------------------------------------------------------------------------
5.               HUTCHISON WHAMPOA                      Hong Kong               3.3%
-------------------------------------------------------------------------------------
6.               INFOSYS TECHNOLOGIES                   India                   3.0%
-------------------------------------------------------------------------------------
7.               SATYAM COMPUTER SERVICES               India                   2.7%
-------------------------------------------------------------------------------------
8.               HON HAI PRECISION INDUSTRY CO.         Taiwan                  2.7%
-------------------------------------------------------------------------------------
9.               UNITED MICROELECTRONICS                Taiwan                  2.5%
-------------------------------------------------------------------------------------
10.              TAIWAN SEMICONDUCTOR MANUFACTURING     Taiwan                  2.4%
                 CO.
-------------------------------------------------------------------------------------
11.              STANDARD CHARTERED                     United Kingdom          2.2%
-------------------------------------------------------------------------------------
12.              DBS GROUP HOLDINGS                     Singapore               1.9%
-------------------------------------------------------------------------------------
13.              KOREA TELECOM                          Korea                   1.9%
-------------------------------------------------------------------------------------
14.              QPL INTERNATIONAL HOLDINGS             Hong Kong               1.8%
-------------------------------------------------------------------------------------
15.              FAR EASTERN TEXTILE                    Taiwan                  1.8%
-------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND
Portfolio of Investments at May 31, 2000 (Unaudited)

                                                                                        PRINCIPAL
    SHORT-TERM OBLIGATIONS--2.3%                                                          AMOUNT           VALUE
                                       Student Loan Marketing Association, 6.300%,
                                         06/01/2000**                                    $300,000       $   300,000
                                       Chase Euro Time Deposit, 6.625%,
                                         06/01/2000**                                     300,000           300,000
                                       ----------------------------------------------------------------------------
                                       TOTAL SHORT-TERM OBLIGATIONS
                                       (Cost $600,000)                                                      600,000
                                       ----------------------------------------------------------------------------
    COMMON STOCKS--97.7%                                                             NUMBER OF SHARES

    AUSTRALIA--0.7%
                                       Davnet Limited
                                         (TELECOMMUNICATION SERVICES)                     224,600           180,143
                                       ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CHINA--1.1%
                                       Nanjing Panda Electronics Co., Ltd.*
                                         (DEVELOPER, MANUFACTURER AND MARKETER OF
                                         ELECTRONIC AND TELECOMMUNICATIONS
                                         PRODUCTS)                                        626,000           291,221
                                       ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    HONG KONG--22.4%
                                       ASM Pacific Technology Ltd.
                                         (MANUFACTURER OF MACHINERY FOR THE
                                         PRODUCTION OF SEMICONDUCTORS)                    120,000           431,200
                                       China Telecom Ltd.
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION
                                         SERVICES)                                        210,000         1,569,839
                                       Esprit Holdings Ltd.*
                                         (DESIGNER AND MANUFACTURER OF HIGH QUALITY
                                         FASHION PRODUCTS)                                317,178           321,566
                                       Giordano International Ltd.
                                         (RETAILER OF CASUAL APPAREL)                     224,187           351,002
                                       Hutchison Whampoa, Ltd.
                                         (DIVERSIFIED INVESTMENT HOLDING COMPANY)          74,800           861,541
                                       Legend Holdings Ltd.
                                         (MANUFACTURER OF COMPUTERS AND RELATED
                                         PRODUCTS)                                        386,000           391,340
                                       Li & Fung Ltd.
                                         (EXPORTER OF CONSUMER PRODUCTS)                  100,000           428,634
                                       New World Development Co., Ltd.
                                         (PROPERTY INVESTMENT AND DEVELOPMENT
                                         COMPANY)                                             704               696
                                       Next Media Ltd.*
                                         (PUBLISHER)                                      432,000            58,766
                                       Pacific Century CyberWorks Ltd.*
                                         (PROVIDER OF INTERNET SERVICES)                  167,000           326,833
                                       QPL International Holdings Ltd.*
                                         (MANUFACTURER OF LEADFRAMES AND INTEGRATED
                                         CIRCUITS)                                        335,000           475,058
                                       Quality Healthcare Asia Ltd.*
                                         (PROVIDER OF MEDICAL COVERAGE SERVICES)          696,000           205,436
                                       Sunevision Holdings Ltd.*
                                         (PROVIDER OF INTERNET INFRASTRUCTURE AND
                                         SERVICES)                                        233,500           212,758
                                       TCL International Holdings Ltd.*
                                         (MANUFACTURER OF ELECTRONIC PRODUCTS)            360,000           147,840
                                       ----------------------------------------------------------------------------
                                                                                                          5,782,509

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    INDIA--11.5%
                                       Cipla Ltd.
                                         (MANUFACTURER OF FINE CHEMICALS AND
                                         PHARMACEUTICALS)                                  10,300       $   179,311
                                       Dr. Reddy's Laboratories Ltd.
                                         (PHARMACEUTICAL COMPANY)                           7,700           239,430
                                       Global Tele-Systems Limited
                                         (MANUFACTURER OF TELECOMMUNICATION
                                         PRODUCTS AND SERVICES)                            11,700           268,542
                                       Hindalco Industries Ltd.
                                         (MINER/REFINER OF ALUMINUM)                        8,500           137,583
                                       Hindustan Lever Ltd.
                                         (MANUFACTURER OF CONSUMER PRODUCTS)                3,100           178,385
                                       Infosys Technologies Ltd.
                                         (FINANCIAL AND INDUSTRIAL SOFTWARE
                                         DEVELOPER)                                         5,000           784,072
                                       Ranbaxy Laboratories, Ltd.
                                         (MANUFACTURER AND DISTRIBUTOR OF
                                         PHARMACEUTICAL PRODUCTS)                          14,900           183,847
                                       Satyam Computer Services Ltd.
                                         (PROVIDER OF SOFTWARE SERVICES)                   12,300           701,383
                                       State Bank of India
                                         (BANK)                                            64,600           294,921
                                       ----------------------------------------------------------------------------
                                                                                                          2,967,474
-----------------------------------------------------------------------------------------------------------------------

    INDONESIA--0.2%
                                       PT Astra Agro Lestari Tbk
                                         (PRODUCER OF OIL PALM, RUBBER, TEA AND
                                         COCOA)                                                80                14
                                       PT Indonesia Satellite Corp. (ADR)*
                                         (PROVIDER OF TELECOMMUNICATIONS SERVICES)          4,700            50,231
                                       ----------------------------------------------------------------------------
                                                                                                             50,245
-----------------------------------------------------------------------------------------------------------------------

    KOREA--26.0%
                                       Dacom Corp.*
                                         (PROVIDER OF DOMESTIC LONG-DISTANCE AND
                                         INTERNET SERVICES)                                 2,660           354,431
                                       Dreamline Corp.*
                                         (PROVIDER OF INTERNET SERVICES)                    1,449            43,104
                                       Housing & Commercial Bank
                                         (BANK)                                            15,169           275,312
                                       Insung Information Co., Ltd.
                                         (PROVIDER OF A WIDE RANGE OF NETWORK
                                         SOLUTIONS AND COMPUTER TECHNOLOGY)                 8,290           108,258
                                       Korea Telecom Corp. (ADR)
                                         (PROVIDER OF TELECOMMUNICATIONS SERVICES)         13,100           484,700
                                       Locus Corporation*
                                         (PROVIDER OF SPECIALIZED SYSTEM
                                         INTEGRATION AND SOLUTIONS FOR VARIOUS
                                         COMMUNICATIONS SERVICES)                           1,780           130,171
                                       Opicom Co., Ltd.*
                                         (FIBER OPTIC COMMUNICATIONS COMPANY)               7,473           111,814
                                       SK Telecom Co., Ltd.
                                         (PROVIDER OF MOBILE TELECOMMUNICATIONS
                                         SERVICES)                                          6,740         2,297,388
                                       Samsung Electro-Mechanics Co.*
                                         (MANUFACTURER OF PRECISION AND ELECTRONIC
                                         PARTS)                                             7,530           473,333
                                       Samsung Electronics Co.
                                         (ELECTRONICS MANUFACTURER)                         7,937         2,164,317
                                       Shinhan Bank (GDR)
                                         (BANK)                                            19,400           286,635
                                       ----------------------------------------------------------------------------
                                                                                                          6,729,463

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    MALAYSIA--1.2%
                                       Unisem (M) Berhad
                                         (MANUFACTURER OF SEMICONDUCTORS)                  37,000       $   314,017
                                       ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SINGAPORE--6.2%
                                       Chartered Semiconductor (ADR)*
                                         (PROVIDER OF WAFER FABRICATION SERVICES TO
                                         SEMICONDUCTOR SUPPLIERS)                          14,050         1,127,513
                                       DBS Group Holdings Ltd.
                                         (PROVIDER OF BANKING AND FINANCING
                                         SERVICES)                                         48,978           489,214
                                       ----------------------------------------------------------------------------
                                                                                                          1,616,727
-----------------------------------------------------------------------------------------------------------------------

    TAIWAN--22.1%
                                       ASE Test Ltd.*
                                         (PROVIDER OF TESTING SERVICES TO
                                         SEMICONDUCTOR MANUFACTURERS)                      12,300           339,788
                                       China Motor Company Ltd.
                                         (MANUFACTURER OF TRUCKS AND AUTOMOBILES)             682               715
                                       Chinatrust Commercial Bank
                                         (BANK)                                           303,800           301,729
                                       Compeq Manufacturing Co., Ltd.
                                         (MANUFACTURER OF MULTI-LAYER AND
                                         DOUBLE-SIDED PRINTED CIRCUIT BOARDS)              73,000           431,224
                                       Far Eastern Textile Ltd.
                                         (MANUFACTURER OF NATURAL AND SYNTHETIC
                                         TEXTILE PRODUCTS)                                292,280           474,327
                                       Formosa Plastics Corp.
                                         (MANUFACTURER OF PLASTICS MATERIALS)             116,370           241,729
                                       GigaMedia Ltd.*
                                         (PROVIDER OF BROADBAND INTERNET ACCESS
                                         SERVICES AND CONTENT)                             11,300           198,456
                                       Hon Hai Precision Industry Co., Ltd.
                                         (MANUFACTURER OF ELECTRONIC PRODUCTS)             75,400           690,127
                                       Pacific Electric Wire & Cable Co., Ltd.*
                                         (MANUFACTURER OF ELECTRICAL WIRES AND
                                         CABLES)                                          423,000           433,846
                                       Synnex Technology International Corp. (GDR)
                                         (DISTRIBUTOR OF PERSONAL COMPUTERS AND
                                         PERIPHERALS)                                      69,000           385,200
                                       Taiwan Cement Corp.
                                         (MANUFACTURER OF CEMENT)                         487,000           441,003
                                       Taiwan Semiconductor Manufacturing Co.
                                         (MANUFACTURER OF INTEGRATED CIRCUITS)            120,806           615,597
                                       United Microelectronics Corp., Ltd.*
                                         (MANUFACTURER OF INTEGRATED CIRCUITS)            210,000           637,293
                                       Via Technologies Inc.
                                         (DESIGNER, MANUFACTURER AND MARKETER OF
                                         INTEGRATED PC CHIPSETS)                           19,000           328,075
                                       WYSE Technology Taiwan Ltd.
                                         (MANUFACTURER OF COMPUTER TERMINALS)              90,000           197,176
                                       ----------------------------------------------------------------------------
                                                                                                          5,716,285
-----------------------------------------------------------------------------------------------------------------------

    THAILAND--1.3%
                                       Telecomasia, Ltd. (Foreign registered)*
                                         (TELECOMMUNICATION SERVICES)                     325,300           323,682
                                       ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--3.7%
                                       HSBC Holdings PLC
                                         (INTERNATIONAL BANKING AND FINANCIAL
                                         SERVICES COMPANY)                                 35,600           392,906
                                       Standard Chartered PLC
                                         (INTERNATIONAL BANKING GROUP)                     44,608           575,306
                                       ----------------------------------------------------------------------------
                                                                                                            968,212

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    UNITED STATES--1.3%
                                       AsiaInfo Holdings, Inc.*
                                         (PROVIDER OF INTERNET-RELATED SOFTWARE
                                         PRODUCTS)                                          7,300       $   329,413
                                       ----------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $23,878,576)                                                25,269,391
                                       ----------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $24,478,576)(a)                                            $25,869,391
                                       ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $24,478,576. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,390,815. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,453,334 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,062,519.

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

At May 31, 2000, the Fund's portfolio of investments had the following industry diversification:

                                                                   VALUE              %
------------------------------------------------------------------------------------------
Technology                                                      $ 6,514,616          25.2%
------------------------------------------------------------------------------------------
Communications                                                    6,026,803          23.3%
------------------------------------------------------------------------------------------
Manufacturing                                                     4,582,392          17.7%
------------------------------------------------------------------------------------------
Financial                                                         3,478,260          13.4%
------------------------------------------------------------------------------------------
Consumer Discretionary                                            1,753,914           6.8%
------------------------------------------------------------------------------------------
Service                                                           1,526,067           5.9%
------------------------------------------------------------------------------------------
Health                                                              808,024           3.1%
------------------------------------------------------------------------------------------
Construction                                                        441,003           1.7%
------------------------------------------------------------------------------------------
Metals & Minerals                                                   137,583           0.5%
------------------------------------------------------------------------------------------
Durables                                                                715           0.0%
------------------------------------------------------------------------------------------
Staples                                                                  14           0.0%
------------------------------------------------------------------------------------------
Total Common Stocks                                              25,269,391          97.7%
------------------------------------------------------------------------------------------
Short-Term Obligations                                              600,000           2.3%
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                               $25,869,391         100.0%
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000
(UNAUDITED)

ASSETS
Investments, at value (cost $24,478,576)                        $25,869,391
---------------------------------------------------------------------------
Cash                                                                429,239
---------------------------------------------------------------------------
Foreign currency, at value (cost $1,912,956)                      1,903,433
---------------------------------------------------------------------------
Dividend receivable                                                  17,902
---------------------------------------------------------------------------
Receivable for Fund shares sold                                     160,487
---------------------------------------------------------------------------
Foreign taxes recoverable                                               301
---------------------------------------------------------------------------
Due from Adviser                                                     44,691
---------------------------------------------------------------------------
TOTAL ASSETS                                                     28,425,444
---------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                  1,357,813
---------------------------------------------------------------------------
Total liabilities                                                 1,357,813
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $27,067,631
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated net investment loss                                 $  (280,273)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                       1,390,815
---------------------------------------------------------------------------
Foreign currency related transactions                                (9,688)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (593,082)
---------------------------------------------------------------------------
Paid-in-capital                                                  26,559,859
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $27,067,631
---------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($15,707,612 / 2,134,838 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $7.36
---------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $7.36)             $7.81
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,812,304 /
  1,362,909 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $7.20
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,547,715 /
  217,195 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $7.13
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000
(UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $11,826)            $    81,874
---------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $544)                     18,451
---------------------------------------------------------------------------
Total income                                                        100,325
---------------------------------------------------------------------------
Expenses:
Management fee                                                      133,782
---------------------------------------------------------------------------
Services to shareholders                                             84,184
---------------------------------------------------------------------------
Custodian fees                                                       45,939
---------------------------------------------------------------------------
Distribution services fees                                           49,667
---------------------------------------------------------------------------
Administrative services fees                                         39,348
---------------------------------------------------------------------------
Auditing                                                              5,875
---------------------------------------------------------------------------
Legal                                                                 9,702
---------------------------------------------------------------------------
Trustees' fees and expenses                                           5,742
---------------------------------------------------------------------------
Reports to shareholders                                              36,841
---------------------------------------------------------------------------
Registration fees                                                    41,439
---------------------------------------------------------------------------
Interest expense                                                     22,641
---------------------------------------------------------------------------
Other                                                                 1,098
---------------------------------------------------------------------------
Total expenses, before expense reductions                           476,258
---------------------------------------------------------------------------
Expense reductions                                                 (113,119)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            363,139
---------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (262,814)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       2,969,274
---------------------------------------------------------------------------
Foreign currency related transactions                               (59,190)
---------------------------------------------------------------------------
                                                                  2,910,084
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (4,664,669)
---------------------------------------------------------------------------
Foreign currency related transactions                               (10,782)
---------------------------------------------------------------------------
                                                                 (4,675,451)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (1,765,367)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(2,028,181)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (UNAUDITED)
                                                                 SIX MONTHS
                                                                    ENDED                 YEAR ENDED
                                                                   MAY 31,               NOVEMBER 30,
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)                                      $    (262,814)               (37,134)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 2,910,084                912,949
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (4,675,451)             5,384,378
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (2,028,181)             6,260,193
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         109,768,090            103,948,703
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (103,213,823)           (95,083,496)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        6,554,267              8,865,207
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   4,526,086             15,125,400
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  22,541,545              7,416,145
-----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $280,273 and $17,459, respectively)          $  27,067,631             22,541,545
-----------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                    CLASS A
                                                                                    FOR THE PERIOD
                                           (UNAUDITED)                                 FROM
                                           SIX MONTHS                               OCTOBER 21, 1996
                                            ENDED        YEARS ENDED NOVEMBER 30,   (COMMENCEMENT OF
                                           MAY 31,       ------------------------   OPERATIONS) TO
                                             2000         1999     1998     1997    NOVEMBER 30, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 8.05        5.41     6.65    10.04          9.50
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  (0.06)(a)    (.01)(a)  .11      .08            --
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                    (0.63)       2.65    (1.27)   (3.47)          .54
-----------------------------------------------------------------------------------------------------
Total from investment operations              (0.69)       2.64    (1.16)   (3.39)          .54
-----------------------------------------------------------------------------------------------------
Less distributions from net investment
income                                           --          --     (.08)      --            --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 7.36        8.05     5.41     6.65         10.04
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                       (8.57)*     48.80   (17.66)  (33.76)         5.68*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)    15,708      12,685    4,047    3,549           827
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 2.54**      3.35     2.65     2.62          1.46**
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 2.09**      1.76     1.80     1.60          1.46**
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (1.45)**     (.17)    2.05      .97           .74**
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      81**        80      131      155            74**
-----------------------------------------------------------------------------------------------------

                                                                    CLASS B
                                                                                    FOR THE PERIOD
                                           (UNAUDITED)                                 FROM
                                           SIX MONTHS                               OCTOBER 21, 1996
                                            ENDED        YEARS ENDED NOVEMBER 30,   (COMMENCEMENT OF
                                           MAY 31,       ------------------------   OPERATIONS) TO
                                             2000         1999     1998     1997    NOVEMBER 30, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 7.91        5.34     6.58    10.03          9.50
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  (0.10)(a)    (.02)(a)    .06     --            --
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                    (0.61)       2.59    (1.28)   (3.45)          .53
-----------------------------------------------------------------------------------------------------
Total from investment operations              (0.71)       2.57    (1.22)   (3.45)          .53
-----------------------------------------------------------------------------------------------------
Less distributions from net investment
income                                           --          --     (.02)      --            --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 7.20        7.91     5.34     6.58         10.03
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                       (8.98)*     48.13   (18.65)  (34.40)         5.58*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)     9,812       8,674    3,035    2,545           941
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 3.54**      4.25     4.29     3.51          2.34**
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 2.63**      1.91     2.78     2.57          2.34**
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (1.99)**     (.32)    1.07       --          (.14)**
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      81**        80      131      155            74**
-----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                                                                                    FOR THE PERIOD
                                                (UNAUDITED)                                            FROM
                                                SIX MONTHS                                          OCTOBER 21, 1996
                                                 ENDED             YEARS ENDED NOVEMBER 30,         (COMMENCEMENT OF
                                                MAY 31,          -----------------------------      OPERATIONS) TO
                                                  2000           1999        1998        1997       NOVEMBER 30, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $ 7.83          5.35        6.60       10.03             9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       (0.10)(a)      (.08)(a)     .05          --               --
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (0.60)         2.56       (1.28)      (3.43)             .53
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (0.70)         2.48       (1.23)      (3.43)             .53
---------------------------------------------------------------------------------------------------------------------
Less distributions from net investment
income                                                --            --        (.02)         --               --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 7.13          7.83        5.35        6.60            10.03
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                            (8.94)*       46.36      (18.72)     (34.20)            5.58*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)          1,548         1,182         334         304              180
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions
(%)                                                 3.80**        5.17        4.56        3.55             2.34**
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions
(%)                                                 2.60**        2.81        2.71        2.54             2.34**
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.97)**      (1.22)       1.14         .03             (.14)**
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           81**          80         131         155               74**
---------------------------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

(c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Asian Growth Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities,

NOTES TO FINANCIAL STATEMENTS

                             income and expenses are translated into U.S.
                             dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $3,448,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2005 ($61,000) and November 30, 2006
                             ($3,387,000), the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


2    PURCHASES AND
     SALES OF SECURITIES     For the six months ended May 31, 2000, investment
                             transactions (excluding short-term investments) are as follows:

                             Purchases                               $30,713,822

                             Proceeds from sales                      26,804,698

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250 million of average daily net assets declining to 0.72% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $102,113 for the six months ended May 31, 2000 after an expense waiver of $31,669 by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $113,119 for the six months ended May 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 2000 are $17,135.

                             For services under the distribution services agreement the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees (after an expense waiver of $32,963) and CDSC received by KDI for the six months ended May 31, 2000 are $44,963.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the six months ended May 31, 2000, after an expense waiver of $39,011 by Scudder Kemper, and of which $3 was paid to KDI affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder services agent of the Fund. Under the agreement, KSvC received shareholder services fees of $65,953 for the six months ended May 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no payments to its officers and incurred fees of $5,742 to its independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       (UNAUDITED)                         YEAR ENDED
                                                                     SIX MONTHS ENDED                     NOVEMBER 30,
                                                                       MAY 31, 2000                           1999
                                                                --------------------------         ---------------------------
                                                                  SHARES         AMOUNT              SHARES          AMOUNT
                                        SHARES SOLD
                                        Class A                  9,083,305    $ 80,614,483          11,106,474    $ 67,389,155
                                       ---------------------------------------------------------------------------------------
                                        Class B                  1,407,770      12,325,460           4,476,157      26,454,401
                                       ---------------------------------------------------------------------------------------
                                        Class C                  1,999,527      16,674,467           1,532,583      10,105,147
                                       ---------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (8,541,509)    (76,696,535)        (10,277,996)    (62,296,327)
                                       ---------------------------------------------------------------------------------------
                                        Class B                 (1,124,508)     (9,985,359)         (3,948,621)    (23,126,232)
                                       ---------------------------------------------------------------------------------------
                                        Class C                 (1,933,294)    (16,378,249)         (1,443,621)     (9,660,937)
                                       ---------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     16,563         153,680              29,000         183,000
                                       ---------------------------------------------------------------------------------------
                                        Class B                    (16,889)       (153,680)            (30,000)       (183,000)
                                       ---------------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL SHARE
                                        TRANSACTIONS                          $  6,554,267                        $  8,865,207
                                       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months, the Fund's custodian and transfer agent fees were reduced by $8,225 and $1,251, respectively, under these arrangements.

--------------------------------------------------------------------------------


6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

--------------------------------------------------------------------------------


7    BORROWINGS              At May 31, 2000, the weighted average outstanding
                             daily balance of all loans for the Fund (based on the number of days the loans were outstanding) was approximately $1,546,875, with an average interest rate of 6.50%. Interest expense for the six months ended May 31, 2000 is $22,641. The maximum borrowings outstanding during the year ended April
                             30, 2000 is $3,900,000.

--------------------------------------------------------------------------------


8    INVESTING IN
     EMERGING MARKETS        Investing in emerging markets may involve special
                             risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee                           THERESA GUSMAN                    Assistant Secretary
                                  Vice President
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           THOMAS W. LITTAUER
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee                           KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           TIEN YU SIEH
                                  Vice President
WILLIAM P. SOMMERS
Trustee                           WILLIAM F. TRUSCOTT
                                  Vice President

 .............................................................................................

LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG, LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
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unless preceded or accompanied by a
Kemper Asian Growth Fund prospectus.
KAGF - 3 (7/25/00) 1116550
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)